UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2004

PETROL OIL AND GAS, INC.

(Exact name of registrant as specified in charter)

Nevada	000-30009	90-0066187
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization	File Number)	Identification Number)

2300 Patrick Lane, Suite 26
Las Vegas, Nevada	89119
(Address of Principal Executive Office)	(Zip Code)

(702) 454-3394

(Registrant's Executive Office Telephone Number)

ITEM 5. OTHER EVENTS

On March 30, 2004, the Registrant issued a press release disclosing the receipt of their Over-the-Counter Bulletin Board trading symbol (OTC:BB - "POIG"). A copy of the press release is attached as Exhibit 99 to this Current Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

99     Press Release dated April 1, 2004.

______

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PETROL OIL AND GAS, INC.

By:/s/ Paul Branagan

Paul Branagan, President

Date: April 1, 2004